AMERICAN HIGH-INCOME TRUST

Annual Report
for the year ended September  30, 1996

[The American Funds Group(R)]

[cover: photos of off-shore oil rig, satellite, and radio]

AMERICAN HIGH-INCOME TRUST(R) seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

ABOUT OUR COVER:
American High-Income Trust invests in a broad spectrum of companies in industries ranging from oil drilling to telecommunications to radio broadcasting.

Results at a Glance

TOTAL RETURNS                                                Lifetime/2/
(for periods ended 9/30/96)/1/                 One Year      (annualized)
American High-Income Trust                     +13.68%       +11.49%
Salomon Brothers Broad
  Investment-Grade Bond Index                  +  4.94       +8.64
Salomon Brothers Long-Term
  High-Yield Index                             +  8.42       +11.38
Lipper High Current Yield Bond
  Funds Index                                  +12.06        +9.93

--

30-DAY RATES (as of 10/31/96)
Yield based on Securities and
  Exchange Commission formula                             7.85%
Distribution rate based on offering price                 7.88%
Distribution rate based on net asset value                8.28%

In its lifetime of over 8 1/2 years (2/19/88 through 9/30/96), American High-Income Trust ranked eighth in total return among the 54 high current yield funds in existence throughout the period, according to Lipper Analytical Services. For the five years ended September 30, it ranked 40th of 63 high current yield funds. For the 12 months ended September 30, the fund ranked 40th of 143 high current yield funds. Lipper rankings do not reflect the effects of sales charges.

/1/ Change in value of investment with dividends and capital gain distributions reinvested

/2/ Since 2/19/88

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Fund results in this report were computed without a sales charge unless otherwise indicated. The maximum sales charge is 4.75%; sales charges are lower for accounts of $25,000 or more. THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

This was a very good year for American High-Income Trust. The fund produced solid returns and a steady stream of dividends in the fiscal year ended September 30, 1996.

The value of your investment grew 13.7% if you reinvested your dividends, as most shareholders do. Those who took dividends in cash had an income return of 9.2% and saw the value of their holdings rise 3.9%.

For the 12 months, the fund outpaced both benchmarks we use to track results of your fund. The Salomon Brothers Long-Term High-Yield Index, which measures the returns of individual high-yield bonds, increased 8.4% with dividends reinvested. The fund also far surpassed the 4.9% total return generated by investment-grade bonds, as measured by the Salomon Brothers Broad
Investment-Grade Bond Index. Both indexes are unmanaged.

The fund paid $1.31 a share in dividends during the year, including a special dividend of eight cents a share in December 1995. Again this year, a special dividend of about six cents a share will be paid in December, reflecting the higher income which led us to increase the monthly dividend from 10 cents to
10.25 cents a share in September. Also, a capital gain distribution of about
1.5 cents a share will be paid in December. We expect dividends to fluctuate as interest rates change and the portfolio is adjusted. The fund's portfolio counselors and analysts do not invest to maintain a specific dividend level; rather, they invest in companies which they believe offer the best potential for long-term rewards.

This was a strong year for the high-yield bond market as a whole. The rally was broad-based and many of the fund's holdings rose in value. Much of that success reflected a strong equity market. The stock market's continuing strength provided companies with a source of capital, giving them resources to grow. Their stronger financial positions and healthy growth in turn boosted the value of their bonds. As the market rallied, more and more investors came into the market and bid up the prices of high-yield securities.

While we are pleased with the fund's results, we hasten to remind our shareholders that we do not expect the fund to have such favorable results regularly. Nor do we expect it to outpace the indexes, especially by such a wide margin, every year. All fixed-income investments can lose value if interest rates rise; the value of high-yield bonds also depends on the financial health of the issuing companies, much the way a company's stock price is linked to its fortunes. Nevertheless, we believe the fund is an attractive vehicle for those income-oriented investors willing to take equity-type risks.

To find the best opportunities in the high-yield market, your fund's portfolio counselors and analysts research each company thoroughly, with the understanding that they are investing in individual companies, not just buying bonds. In the following pages, we introduce you to three analysts who describe their efforts to learn more about the firms in which they invest.

Assets in American High-Income Trust rose almost 40% to $1.5 billion during the year and the number of shareholder accounts increased to more than 64,000. We welcome all our new shareholders and look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.
Chairman of the Board

/s/Richard T. Schotte
President

November 13, 1996

CHARTING AN INVESTMENT IN AMERICAN HIGH-INCOME TRUST

Here's how a $10,000 investment in the fund grew between February 19, 1988, when the fund began operations, and September 30, 1996, the end of its latest fiscal year. As you can see, that $10,000 would have grown to $24,308 with all distributions reinvested.

[chart]

                                    American
                                    High-Income        Lipper High
Year ended     Salomon Brothers     Trust/2/,/3/       Current Yield      Salomon Brothers        Consumer
September      Long-Term High-      with dividends     Bond Funds         Broad Investment-       Price Index
30             Yield Index/1/       reinvested         Index/1/           Grade Bond Index/1/     (inflation)/4/
1988/5/        $10,506              $10,074            $10,475            $10,222                 $10,328
1989           11,010               11,073             10,935             11,367                  10,776
1990           9,560                10,628             9,570              12,237                  11,440
1991           13,190               13,723             12,290             14,198                  11,828
1992           16,298               16,204             15,132             15,999                  12,181
1993           19,162               18,568             17,473             17,627                  12,509
1994           18,957               18,866             17,899             17,063                  12,879
1995           23,330               21,382             20,178             19,461                  13,207
1996           25,295               24,308             22,611             20,423                  13,603

/1/ All results calculated with dividends reinvested or interest compounded. The Salomon Brothers indexes are unmanaged and do not reflect sales charges, commissions or expenses. The Lipper index is at net asset value.

/2/ These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.

/3/ Includes reinvested dividends of $12,960 and reinvested capital gain distributions of $572.

/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

/5/ For the period February 19 through September 30, 1988.

Past results are not predictive of future results.
[end chart]

Average Annual Compound Returns*
(for periods ended September 30, 1996)
Lifetime (since 2/19/88)            +10.86%
Five Years                          +11.02%
One Year                            + 8.31%

*Assumes reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.

KNOWLEDGE PRECEDES EVERY INVESTMENT

Shareholders in American High-Income Trust don't have to look far to see their investments at work. From the newspapers they read to their favorite radio stations to the stores in which they shop, shareholders can be in touch with their fund's investments every day.

Finding the best opportunities in such diverse industries is challenging. At Capital Research and Management Company (CRMC), the investment adviser to American High-Income Trust, the search for solid opportunities begins with the portfolio counselors and analysts who study the companies and make the investment decisions.

In the next few pages, you'll read about the investment philosophy and research efforts of three of your fund's analysts. You'll discover similar themes: a devotion to extensive research, a desire to know the management of the companies in which the fund invests and, perhaps most importantly, an intense interest in the industries they follow. A guiding principle at CRMC is that knowledge must precede investment: If we don't know a company, we don't invest in it.

WEIGHING POTENTIAL RETURN

The portfolio counselors and analysts apply another test to any investment:
What is the potential return? Many high-yield funds focus primarily on yield, but your fund's portfolio counselors and analysts take a somewhat different approach. Yield is certainly important, but before investing they also carefully weigh a bond's risks and potential total return - that is, its potential for appreciation as well as income.

Investing also requires more than simply buying wisely and putting an investment on the shelf. It means analyzing and constantly monitoring a company's growth prospects as well as its ability to repay its debt. Understanding when the yield is high enough to compensate for the risk investors are taking is also crucial, as is knowing when to buy more, or when to sell. It can mean going against the crowd or recognizing a long-term trend or seeing value in a new industry and taking advantage of it.

CUTTING-EDGE COMPANIES

Many of the companies in which we invest are in new high-growth areas such as cellular telephones or cable television. Successfully investing in cutting-edge companies requires more than just understanding the industries, though. It requires knowing the entrepreneurs who drive the business and judging their ability to create value.

Of course, the core objectives of managing for both yield and capital appreciation, and relying on thorough research and knowledge, can't guarantee that every investment will work out well. A high-income fund by definition invests in riskier bonds. But American High-Income Trust's investment principles have helped it build an enviable track record. Since its inception in February 1988, your fund has earned an average annual return of 11.5%, while the Lipper High Current Yield Bond Funds Index, which measures the 30 largest similar funds, has earned 9.9% annually. Over this period the fund ranked 8th of 54 such funds tracked by Lipper.

The fund's analysts, three of whom you'll meet in the following pages, have played a crucial role in compiling this record.

[Pull Quote]
"When you look at companies, you realize that everything is very human." Cathy Kehr, Investment Analyst
[End Pull Quote]

[photos:  Cathy Kehr]

When asked to evaluate a possible investment, many analysts pick up the prospectus and pull out their calculators. Cathy Kehr makes airline reservations.

For Cathy and the other CRMC analysts and portfolio counselors, analyzing the numbers is just one phase of the exhaustive research behind every investment. The numbers won't tell you the most important thing - the character of the management. In the high-yield market, the difference between success and failure often is dictated by the ability of a company's managers.

"When you look at companies," says Cathy, who covers retailing and energy, "you realize that everything is very human. I can't emphasize that enough. When I meet with a company, I ask very specific questions and I often write down word for word what they say. A person's choice of words tells you a lot about what he or she is thinking. What they don't tell you is equally important."

Before she ever meets with a company's management, Cathy has read newspapers and trade publications, talked with CRMC's equity analysts and interviewed the firm's competitors, bankers and suppliers so she thoroughly understands the company.

"I try to become an expert on it," Cathy says. She doesn't have to spend her time learning a little about a lot of companies. Instead, she learns a lot about a few firms, she says. "I have the luxury of becoming an expert on things because I study only a few industries. At CRMC, we're more interested in insight than information. To get there, you really have to do your homework."

The type of homework varies by industry. Explains Cathy: "I'm trying to figure out the current and future value of the company assets that will back our bond investment. With oil and gas companies, I focus on the amount of oil and gas in the ground and the companies' opportunities to add to their reserves. A small oil company can have one big successful well and double its size. With retail companies, I focus on understanding a company's competitive advantage. The life cycle of retailers is short because competitive advantage in the retail industry can change quickly."

One trip tells the story:

"I was considering an investment in one retailer, so I got on a plane and went to see the stores. I didn't tell the managers I was coming. I just dressed in blue jeans and a tee shirt and went in and started collecting information. I spoke with customers and clerks. I said that I was new in town and asked if this was a good place to shop. The stores I saw were no match for the competition. I also learned that the company had lowered its prices a few months before. I looked at the shelves, and you could see the old prices right through the labels. Well, the lower prices wouldn't show up in the gross margin for a while, but eventually the chain's cash flow was going to go down a lot. Few Wall Street analysts had even gone to see the stores. They were looking at the financials and the financials looked fine. If you looked at the stores, you would come to a different conclusion. My conclusion was that the company didn't have a distinct competitive advantage and that we shouldn't invest in it."

[Photo caption]
American High-Income Trust analysts are never satisfied with just studying the numbers. They travel extensively to meet managements and personally inspect the facilities of companies in which the fund invests.
[End photo caption]

[Pull quote]
"I really like getting out and kicking the tires."
Susan Tolson, Investment Analyst
[End pull quote]

[photos:  Susan Tolson]

For most people, rush-hour traffic is a headache. For Susan Tolson, it's a research opportunity: She turns on the radio. Susan, who follows the broadcasting, publishing, restaurant and casino industries for American High-Income Trust, listens to the radio every chance she gets. She listens with the ears of an analyst.

"I want to hear an energy level," she says. "I want the disc jockeys to be able to develop a following. Growing the number of listeners is essential to growing the station's advertising dollars."

In a high-tech world of cellular phones and satellite communication, some people might dismiss radio as old-fashioned and stodgy. Not Susan. "I love radio. I've been following this industry since I became an analyst and it's always been a fun, high-energy business that has never faced a significant competitive threat.

"In the past it was a highly-fragmented business, but now that the FCC has eased its rules on station ownership, the industry has been re-energized. It's in the middle of a huge transformation and is growing rapidly. It's a very exciting time to be following the radio business."

Susan especially enjoys finding good opportunities when others see only risks. "It's really exciting to see a company that has been abandoned by other investors, but because we've done our homework we see the potential," says Susan.

"Several years ago we invested in a restaurant company which ran into some trouble. During the tough times its bonds fell to 70 cents on the dollar. We remained very confident that the company would survive because we knew the management was exceptionally competent and had financial resources. We even increased our investment in the bonds. Today the company has successfully turned itself around and the bonds trade at 100 cents on the dollar."

Planning a picnic when everyone else is buying umbrellas requires courage, conviction and, above all, knowledge. To gain that knowledge, Susan and the fund's other analysts and portfolio counselors have to know the industries as thoroughly as they know the individual companies.

"We want to make sure it's an industry we can understand very well. How cyclical is it? Is it an industry that can manage a heavy debt load? Because we focus so intensely on the nuts and bolts of industries and companies, we're really doing equity research in disguise," Susan says.

Understanding an industry is just the first step, though. Finding the right companies within an industry takes legwork and homework. "I read a lot of trade publications, including Broadcasting and Cable, Advertising Age, and Variety. I even read one newsletter that's dedicated solely to new regulations in the casino industry.

"I also get a lot of ideas from talking to Capital's equity analysts. I go to a lot of meetings with our equity analysts and portfolio counselors and sometimes I'll hear about a company that's highly leveraged and worth looking at."

Once she's found an interesting situation, the company research begins. In the radio industry, she starts by meeting the managers. "I believe the quality of the management is critical in broadcasting. Radio is a highly competitive business and, more often than not, one station's advantage over another can simply be determined by the caliber of its people."

Visiting the stations provides additional insights. Explains Susan: "The managers of well-run stations pride themselves on keeping their overhead low. If the facilities are too nice, management is probably spending money on unnecessary things.

"I care more about who's running a company than a lot of people do. What are the top executives' personal motivations? What do they want to do with the company over the long term? I like to ask them, $In 10 years, what do you think the company's going to look like?' That tells you a lot about the potential for the business, whether they're being realistic and honest. I really like getting out and kicking the tires, finding great companies to invest in and following their progress for a long time."

[Photo caption]
Small details often can make a big difference in how rewarding an investment will be. Analysts for the fund learn as much as possible about each company before investing in it.
[End photo caption]

Please keep in mind that our views on the companies discussed in this report, and the fund's ownership of their securities, may change at any time depending on market or economic conditions.

[Pull quote]
"Basically, I'm taking an equity value approach."
Michael Cahill, Investment Analyst
[End pull quote]

[photos:  Michael Cahill]

Mike Cahill analyzes the world's high-tech communications companies with one of the oldest communication tools known to man - conversation. Every workday, Mike, who follows the cellular, cable television and telecommunications industries, has an in-depth discussion with the senior management of a company somewhere in the world.

"These sectors have been growing so fast that it's critical to stay in constant touch with the management of the companies whose bonds we own or we're thinking about buying," says Mike. "Meeting a couple hundred management teams makes it easier to differentiate the strong from the weak."

Spending hundreds of hours talking to the managers gives Mike another advantage. "I want to feel very comfortable with the management teams. It's that comfort level that lets you make the type of investment that looks risky on the surface but pays off in the long run."

It is a time-consuming, exhausting process. But, Mike says, patience and research can lead to attractive opportunities.

"For example, about a year ago we made an investment in a small wireless company called Omnipoint. To help me get a better understanding of the technology it was developing, I took three CRMC technology analysts to Omnipoint's R&D center in Colorado Springs. After spending a day talking to the management and testing its technology, we came away with a strong feeling that the company was on the right track. A few weeks later Omnipoint was having difficulty raising money because other investors didn't see the management team's potential. But we'd already done our homework and were ready to invest. We put together a deal that gave us a good return on our bond investment and a considerable equity stake in the company. Early this year Omnipoint came public and the value of our investment went up tremendously. So far Omnipoint has been one of the most successful investments the fund has ever made."

The best opportunities aren't always in the United States, though, and Mike doesn't hesitate to look for good companies in developing markets.

"I'd seen how successful the U.S. cellular and cable companies had been in their early years. Then I started looking for similar situations around the world because I thought there was going to be an opportunity to capture some of that success for our shareholders. So I went with CRMC's emerging markets team to Brazil, Argentina and Mexico. In Brazil, I met with the management of Multicanal, one of the country's biggest cable companies. I also talked to two of its largest shareholders, its biggest programming provider and its primary competitors. The week after I got back Multicanal issued bonds. Many of our competitors didn't have the expertise to make a decision, but we were in a perfect position to take advantage of what we thought was an attractive offer. We took a stake in the company and it's worked out very well."

Not all investments pay off so quickly, of course. "We take a buy-and-hold philosophy and invest large sums in companies in which we feel very confident. Basically, I'm taking an equity value approach. I'm asking myself, $What is the value of this company? What is it going to be in three, five or ten years?' By looking ahead like that I can invest in strategically attractive companies, like MFS Communications, which is one of our holdings. I opened the paper one day in August and read that MFS was being bought out for $14 billion. Of course it was too late to start investing then, but because we'd started accumulating a position in 1994 and had millions of dollars invested in MFS bonds, our shareholders benefited."

[Photo caption]
American High-Income Trust's analysts don't hesitate to look outside the United States for good opportunities. The fund currently has investments in Europe, Latin America and Asia.
[End photo caption]

American High-Income Trust
Investment Portfolio
September 30, 1996

[CHART]
--------------------------------------------------                   ---------   -----------    --------
U.S. Corporate Bonds                                                        67%
Non-U.S. Corporate Bonds                                                    12%
U.S. Treasuries                                                              6%
Stocks                                                                       4%
Non-U.S. Government Bonds                                                    2%
Cash Equivalents                                                             9%
[END CHART]

TEN LARGEST HOLDINGS

MFS Communications                                                        3.36%
California Energy                                                         1.95
Container Corp. of America                                                1.83
Videotron Holdings                                                        1.76
USAir                                                                     1.60
Bell Cablemedia                                                           1.54
Integrated Health Services                                                1.46
Fort Howard Paper                                                         1.36
CellNet Data Systems                                                      1.35
NEXTEL Communications                                                     1.27

--------------------------------------------------                   ---------   -----------    --------

                                                                     Principal        Market     Percent
                                                                        Amount         Value      of Net
Bonds & Notes - 87.17%                                                   (000)         (000)      Assets
Banking & Financial Services - 0.50%
First Nationwide Holdings Inc.:
 10.625% 2003 /1/                                                        $4,000        $4,175
 12.50% 2003                                                              2,000         2,165       .41%
Ocwen Financial Corp. 11.875% 2003                                        1,375         1,444         .09
                                                                                 -----------    --------
                                                                                        7,784        .50
                                                                                 -----------    --------
Beverages - 1.28%
Canandaigua Wine Co., Inc. 8.75% 2003                                    12,000        11,580        .75
Dr Pepper Bottling Co. of Texas 10.25% 2000                               8,000         8,280        .53
                                                                                 -----------    --------
                                                                                       19,860       1.28
                                                                                 -----------    --------
Broadcasting & Publishing - 4.09%
American Media Operations, Inc. 11.625% 2004                             16,400        17,261       1.12
American Radio Systems Corp. 9.00% 2006                                   8,750         8,487        .55
Chancellor Broadcasting Co.:
 9.375% 2004                                                             10,000         9,900
 12.50% 2004                                                              1,185         1,332        .73
EZ Communications, Inc.  9.75% 2005                                       4,750         4,821        .31
Grupo Televisa, S.A.
 Series A, 11.375% 2003 /1/                                               1,250         1,309
 0%/13.25% 2008 /1/ /2/                                                   3,750         2,325        .23
Infinity Broadcasting Corp. 10.375% 2002                                  6,000         6,330        .41
Newsquest Capital PLC 11.00% 2006 /1/                                     3,250         3,347        .22
Univision Television Group, Inc. 11.75% 2001                              4,350         4,611        .30
Young Broadcasting Inc. 10.125% 2005                                      3,500         3,482        .22
                                                                                 -----------    --------
                                                                                       63,205       4.09
                                                                                 -----------    --------
Cable & Telephone in the United
 Kingdom - 6.42%
Bell Cablemedia PLC 0%/11.95% 2004 /2/                                   31,000        23,870       1.54
Comcast UK Cable Partners Ltd. 0%/11.20% 2007 /2/                        25,750        16,319       1.06
International CableTel Inc.:
 0%/10.875% 2003 /2/                                                     21,175        15,987
 0%/12.75% 2005 /2/                                                       1,000           675       1.08
Ionica, PLC Units 13.50% 2006 /1/                                         6,000         6,015        .39
TeleWest PLC:
 9.625% 2006                                                              8,000         7,920
 0%/11.00% 2007 /2/                                                       2,000         1,270        .59
Videotron Holdings PLC:
 0%/11.125% 2004 /2/                                                     31,000        23,250
 0%/11.00% 2005 /2/                                                       6,000         3,975       1.76
                                                                                 -----------    --------
                                                                                       99,281       6.42
                                                                                 -----------    --------
Cellular, Paging & Wireless
 Communications - 14.45%
CAI Wireless Systems, Inc. 12.25% 2002                                    5,200         5,421        .35
CellNet Data Systems, Inc. 0%/13.00% 2005 /1/ /2/ /3/                    32,000        20,960       1.35
Cellular, Inc. 0%/11.75% 2003 /2/                                         8,500         7,183        .46
Cellular Communications International, Inc.
 Units, 0.00% 2000                                                       17,250        11,299        .73
Centennial Cellular Corp.:
 8.875% 2001                                                             17,000        15,980
 10.125% 2005                                                             2,500         2,431       1.19
Comunicacion Celular S.A. 0%/13.125% 2003 /2/                            15,000         9,150        .59
Geotek Communications, Inc. 0%/15.00% 2005 /2/                            2,000         1,295        .08
Heartland Wireless Communications, Inc.
 13.00% 2003                                                              3,800         4,076        .26
Horizon Cellular Telephone Co., LP
 0%/11.375% 2000 /2/                                                     17,065        16,428       1.06
InterCel, Inc. 0%/12.50% 2006 /2/                                        12,500         7,156        .46
Mobile Telecomm  13.50% 2002                                              5,750         5,980        .39
MobileMedia Communications, Inc.:
 0%/10.50% 2003 /2/                                                      21,150        13,959
 9.375% 2007                                                              5,000         3,950       1.16
NEXTEL Communications, Inc.:
 0%/11.50% 2003 /2/                                                       7,250         5,365
 0%/9.75% 2004 /2/                                                        3,000         1,935
 0%/10.125% 2004 (formerly CenCall) /2/                                  18,750        12,375       1.27
Omnipoint Corp.:
 6.00%/12.00% 2000 /2/ /3/                                               12,500        12,250
 11.625% 2006                                                             6,000         6,240       1.20
Paging Network, Inc. 11.75% 2002                                         14,750        15,782       1.02
PanAmSat, LP:
 9.75% 2000                                                               6,500         6,857
 0%/11.375% 2003 /2/                                                      7,000         6,370        .86
PriCellular Wireless Corp.:
 0%/14.00% 2001 /2/                                                       4,000         3,780
 0%/12.25% 2003 /2/                                                      16,210        13,049       1.09
Rogers Cantel Mobile Communications Inc.:
 11.125% 2002                                                             2,500         2,625
 9.375% 2008                                                              3,000         2,963        .36
Sprint Spectrum LP, Sprint Spectrum Finance Corp.:
 0%/12.50% 2006 /2/                                                       1,000           585
 11.00% 2006                                                              3,000         3,090        .24
Vanguard Cellular Systems, Inc.  9.375% 2006                              2,000         1,980        .13
Western Wireless Corp. 10.50% 2006 /1/                                    3,000         3,045        .20
                                                                                 -----------    --------
                                                                                      223,559      14.45
                                                                                 -----------    --------
Construction & Housing - 1.45%
Del Webb Corp. 9.75% 2003                                                 2,250         2,250        .15
M.D.C. Holdings, Inc. 11.125% 2003                                        5,000         4,975        .32
The Ryland Group, Inc. 10.50% 2006                                        2,500         2,494        .16
Toll Corp. 9.50% 2003                                                     4,000         4,090        .26
Triangle Pacific Corp. 10.50% 2003                                        8,250         8,580        .56
                                                                                 -----------    --------
                                                                                       22,389       1.45
                                                                                 -----------    --------
Diversified Media, Cable Television &
 Telecommunications - 8.15%
Brooks Fiber Properties, Inc. 0%/10.875% 2006 /2/                        11,750         7,226        .47
Cablevision Systems Corp. 9.875% 2013                                     4,000         3,850        .25
Comcast Corp. 10.25% 2001                                                 3,200         3,328        .22
Comtel Brasileira Ltda. 10.75% 2004 /1/                                   4,000         4,095        .26
Insight Communications Co., LP  11.25% 2000                               3,000         3,075        .20
IntelCom Group Inc.:
 0%/13.50% 2005 /2/                                                      12,000         8,055
 0%/12.50% 2006 /2/                                                       6,000         3,780        .76
Jones Intercable, Inc. 9.625% 2002                                        4,500         4,680        .30
MFS Communications Co., Inc.:
 0%/9.375% 2004 /2/                                                      59,350        49,854
 0%/8.875% 2006 /2/                                                       3,000         2,100       3.36
Multicanal Participacoes SA 12.625% 2004 /1/                             10,000        10,738        .69
Muzak,  LP Muzak Capital Corp.  10.00% 2003                               2,750         2,771        .18
Storer Communications, Inc. 10.00% 2003                                   3,034         3,072        .20
Telecom Argentina STET - France Telecom SA
 12.00% 2002                                                              3,000         3,225        .21
Teleport Communications Group Inc. 9.875% 2006                            5,000         5,125        .33
Viacom International Inc.:
 9.125% 1999                                                              4,859         4,968
 10.25% 2001                                                              4,000         4,270
 7.75% 2005                                                               2,000         1,932        .72
                                                                                 -----------    --------
                                                                                      126,144       8.15
                                                                                 -----------    --------
Electric & Gas Utilities - 0.19%
Columbia Gas System, Inc., Series A, 6.39% 2000                           3,000         2,946        .19
                                                                                 -----------    --------
Energy & Related Companies - 5.98%
Benton Oil and Gas Co. 11.625% 2003                                       7,000         7,578        .49
Chesapeake Energy Corp.:
 10.50% 2002                                                              4,700         4,959
 9.125% 2006                                                              6,260         6,182        .72
Cliffs Drilling Co. 10.25% 2003                                           5,500         5,720        .37
Dual Drilling Co. 9.875% 2004                                             9,450        10,017        .65
Falcon Drilling Co., Inc.:
 9.75% 2001                                                               2,500         2,531
 8.875% 2003                                                              5,000         4,900        .48
Flores & Rucks, Inc. 13.50% 2004                                         10,150        11,926        .77
Global Marine, Inc. 12.75% 1999                                           5,900         6,372        .41
Kelley Oil & Gas Corp. 13.50% 1999                                        6,570         7,424        .48
Mariner Energy, Inc. 10.50% 2006 /1/                                      6,750         6,986        .45
Mesa Operating Co.:
 0%/11.625% 2006 /2/                                                      2,000         1,280
 10.625% 2006                                                             1,000         1,050        .15
Triton Energy Corp. 0%/9.75% 2000 /2/                                     8,000         8,080        .53
Tuboscope Vetco International Inc. 10.75% 2003                            7,000         7,438        .48
                                                                                 -----------    --------
                                                                                       92,443       5.98
                                                                                 -----------    --------
Food Retailing - 3.44%
Bruno's, Inc. 10.50% 2005                                                12,500        12,813        .83
Carr-Gottstein Foods Co. 12.00% 2005                                      4,000         4,230        .27
The Penn Traffic Co. 9.625% 2005                                          2,000         1,350        .09
Rykoff-Sexton, Inc. 8.875% 2003                                          10,000         9,125        .59
Safeway Inc. 10.00% 2002                                                  1,700         1,910        .12
Star Markets Co., Inc. 13.00% 2004                                       11,000        11,577        .75
Stater Brothers Holdings Inc. 11.00% 2001                                11,500        12,190        .79
                                                                                 -----------    --------
                                                                                       53,195       3.44
                                                                                 -----------    --------
Forest Products & Paper - 5.66%
Container Corp. of America:
 10.75% 2002                                                              6,000         6,300
 9.75% 2003                                                              18,000        18,270
 11.25% 2004                                                              3,500         3,718       1.83
Fort Howard Paper Co.:
 9.25% 2001                                                              13,500        13,770
 8.25% 2002                                                               2,000         1,960
 11.00% 2002                                                              2,058         2,140
 9.00% 2006                                                               3,250         3,201       1.36
Four M Corp., Series A, 12.00% 2006                                      13,250        14,045        .91
Grupo Industrial Durango, SA de CV 12.625% 2003                           1,000         1,068        .07
MAXXAM Group Inc. 11.25% 2003                                             3,000         3,075        .20
Pacific Lumber Co. 10.50% 2003                                            7,000         6,895        .44
PT Indah Kiat Pulp & Paper Corp., 11.875% 2002                            1,000         1,077        .07
PT Pabrik Kertas Tjiwi Kimia 13.25% 2001                                  8,500         9,478        .61
Repap Wisconsin, Inc.:
 First Priority 9.25% 2002                                                1,140         1,154
 Second Priority 9.875% 2006                                              1,500         1,470        .17
                                                                                 -----------    --------
                                                                                       87,621       5.66
                                                                                 -----------    --------
Health & Personal Care - 4.57%
Integrated Health Services, Inc.:
 9.625% 2002                                                              4,485         4,597
 10.75% 2004                                                              6,000         6,323
 10.25% 2006 /1/                                                         11,250        11,616       1.46
Mariner Health Group, Inc. 9.50% 2006                                     8,000         8,100        .52
Merit Behavioral Care Corp. 11.50% 2005                                   4,750         5,011        .32
Paracelsus Healthcare Corp. 10.00% 2006                                   8,250         8,539        .55
Regency Health Services, Inc.:
 9.875% 2002                                                             13,050        13,115
 12.25% 2003 /1/                                                          3,000         3,188       1.06
Universal Health Services, Inc. 8.75% 2005                               10,200        10,251        .66
                                                                                 -----------    --------
                                                                                       70,740       4.57
                                                                                 -----------    --------
Independent Power Producers - 2.34%
California Energy Co., Inc.
 0%/10.25% 2004 /2/                                                      29,750        30,196       1.95
CE Casecnan Water and Energy Co., Inc.:
 Series A, 11.45% 2005                                                    2,000         2,145
 Series B, 11.95% 2010                                                    3,500         3,780        .39
                                                                                 -----------    --------
                                                                                       36,121       2.34
                                                                                 -----------    --------
Leisure, Tourism & Restaurants - 4.53%
AMF Group Inc.:
 10.875% 2006                                                             6,000         6,150
 0%/12.25% 2006 /2/                                                      10,500         6,261        .80
California Hotel Finance Corp. 11.00% 2002                                7,000         7,350        .47
Casino America, Inc. 12.50% 2003                                          3,500         3,662        .24
Foodmaker, Inc.:
 9.25% 1999                                                               8,950         8,950
 9.75% 2002                                                               6,000         5,850        .96
Four Seasons Hotels Inc. 9.125% 2000 /1/                                  7,000         7,070        .46
Plitt Theatres, Inc. 10.875% 2004                                         1,025         1,038        .07
Rio Hotel & Casino, Inc. 10.625% 2005                                     5,400         5,670        .36
Station Casinos, Inc. 9.625% 2003                                         8,750         8,466        .55
Trump Atlantic City Associates, Trump Atlantic
 City Funding, Inc. 11.25% 2006                                           5,000         4,925        .32
Wyndham Hotel Corp. 10.50% 2006                                           4,500         4,618        .30
                                                                                 -----------    --------
                                                                                       70,010       4.53
                                                                                 -----------    --------
Manufacturing & Materials - 7.64%
Acme Metals Inc.:
 12.50% 2002                                                              7,000         7,420
 0%/13.50% 2004 /2/                                                       5,750         5,577        .84
Advanced Micro Devices, Inc. 11.00% 2003                                  9,000         9,292        .60
AGCO Corp. 8.50% 2006                                                     6,000         6,000        .39
AK Steel Corp. 10.75% 2004                                                1,250         1,363        .09
Coltec Industries Inc.:
 9.75% 1999                                                               2,500         2,588
 9.75% 2000                                                              16,000        16,560       1.24
Kaiser Aluminum & Chemical Corp.:
 9.875% 2002                                                              4,750         4,833
 12.75% 2003                                                              7,500         8,138        .84
Knoll Group, Inc. 10.875% 2006                                            5,000         5,225        .34
Lifestyle Furnishings International Ltd.
 10.875% 2006                                                             5,500         5,693        .37
MagneTek, Inc. 10.75% 1998                                                5,700         5,786        .37
Oregon Steel Mills 11.00% 2003                                            4,750         4,993        .32
Owens-Illinois, Inc. 11.00% 2003                                          4,750         5,195        .34
Printpack Inc. 10.625% 2006                                               2,500         2,562        .16
Sterling Chemicals, Inc.:
 11.75% 2006                                                              2,500         2,612
 Unit, 0%/13.50% 2008 /2/                                                 3,000         1,845        .29
Texas Petrochemicals Corp. 11.125% 2006 /1/                               7,500         7,912        .51
UCAR Global Enterprises Inc. 12.00% 2005                                  6,430         7,338        .47
Westinghouse Air Brake Co. 9.375% 2005                                    7,250         7,196        .47

                                                                                 -----------    --------
                                                                                      118,128       7.64
                                                                                 -----------    --------
Merchandising - 1.88%
Ann Taylor 8.75% 2000                                                     3,500         3,395        .22
Barnes & Noble, Inc. 11.875% 2003                                        10,450        11,390        .73
Loehmann's 11.875% 2003                                                   2,500         2,650        .17
Thrifty PayLess, Inc. 12.25% 2004                                        10,549        11,762        .76
                                                                                 -----------    --------
                                                                                       29,197       1.88
                                                                                 -----------    --------
Miscellaneous Services - 0.39%
Neodata Services, Inc. 12.00% 2003                                        6,000         6,060        .39
                                                                                 -----------    --------
Protection Services - 0.68%
ADT Operations 9.25% 2003                                                 2,000         2,070        .13
Protection One Alarm Monitoring, Inc.
 0%/13.625% 2005 /2/                                                      9,500         8,455        .55
                                                                                 -----------    --------
                                                                                       10,525        .68
                                                                                 -----------    --------
Real Estate - 0.28%
B.F. Saul Real Estate Investment Trust                                           -----------    --------
 11.625% 2002                                                             4,000         4,260        .28
                                                                                 -----------    --------
Textiles & Apparel - 0.17%
Tultex Corp. 10.625% 2005                                                 1,000         1,050        .07
WestPoint Stevens Inc. 8.75% 2001                                         1,500         1,519        .10
                                                                                 -----------    --------
                                                                                        2,569        .17
                                                                                 -----------    --------
Transportation - 3.51%
Airplanes Pass Through Trust, pass-through
 certificates, Class D, 10.875% 2019 /4/                                 13,375        14,412        .93
Teekay Shipping Corp. 8.32% 2008                                         13,500        12,859        .83
TNT Transport (Europe) PLC/TNT (USA)
 Inc. 11.50% 2004                                                           500           521        .03
USAir, Inc.:
 9.625% 2001                                                              8,000         7,600
 9.625% 2003                                                              1,490         1,460
 10.00% 2003                                                              8,000         7,600
 Pass-through trust, Series 1993-A3,
  10.375% 2013 /4/                                                        8,150         8,109       1.60
ValuJet, Inc. 10.25% 2001 /1/                                             2,000         1,810        .12
                                                                                 -----------    --------
                                                                                       54,371       3.51
                                                                                 -----------    --------
Private Issue Collateralized Mortgage/Asset-Backed
 Obligations 4 - 0.75%
Fifth Avenue Capital Trust, Class C, 12.36% 2002 /1/                     10,000        10,975        .71
Resolution Trust Corp.:
 Series 1993-C1, Class E, 9.50% 2024                                        274           272
 Series 1993-C2, Class E, 8.50% 2025                                        363           358        .04
                                                                                 -----------    --------
                                                                                       11,605        .75
                                                                                 -----------    --------
Non-U.S. Governments and Governmental
 Authorities - 2.38%
Argentina (Republic of):
 8.375% 2003                                                              1,500         1,348
 6.312% 2005 /5/                                                          3,960         3,317
 Bocon PIK 4.717% 2007 /5/ /6/                                       ARP 6,000          2,858        .48
Brazil (Federal Republic of):
 Eligible Interest Bond 6.50% 2006 /5/                                   $1,000           872
 Debt Conversion Bond 6.563% 2012 /5/                                       500           378
 Capitalization Bond PIK 8.00% 2014 /6/                                     271           191        .09
Ecuador (Republic of) Past Due Interest Bond
 6.50% 2015 /5/                                                           8,459         4,335        .28
New Zealand Index Linked
 4.59% 2016 /7/                                                      NZ$ 3,000          1,827        .12
Panama (Republic of) Interest Reduction Bond
 3.50% 2014 /1/ /5/                                                     $11,500         7,245        .47
Peru (Republic of) Front Loaded Interest
 Reduction Bond 0.00% 2049 /1/                                              500           261        .02
Poland (Republic of):
 Past Due Interest Bonds:
  Bearer 3.75% 2014 /5/                                                   1,375         1,090
  Registered 3.75% 2014 /5/                                                 375           297
 Treasury Bill 1997                                                  PLZ 8,000          2,472        .25
Russia Interest Arrears Notes:
 Euro 2015 /5/                                                           $2,000         1,287
 SF 2015 /5/                                                              4,250         2,736        .26
United Mexican States:
 Collateralized Eurobond:
  Series A, 6.398% 2019                                                     500           422
  Series B, 6.25% 2019                                                    3,000         2,081        .34
 Government 9.75% 2001                                                    1,000         1,020
 Government 11.50% 2026                                                   1,784         1,773
Venezuela  (Republic of):
 Front Loaded Interest Reduction Bond 6.375% 2007                           500           422
 6.625% 2007                                                                750           622        .07

                                                                                 -----------    --------
                                                                                       36,854       2.38
                                                                                 -----------    --------
U.S. Treasury Obligations - 6.44%
6.00% 1998                                                                3,000         2,997
7.25% 1998                                                                5,000         5,081
6.875% 1999                                                              39,000        39,579
6.625% 2001                                                               7,000         7,042
7.50% 2001                                                               16,000        16,692
8.00% 2001                                                                4,000         4,244
5.75% 2003                                                               13,000        12,401
7.875% 2004                                                               1,000         1,075
11.625% 2004                                                              8,000        10,445
                                                                                 -----------    --------
                                                                                       99,556       6.44
                                                                                 -----------    --------
Total Bonds & Notes (cost: $1,308,727,000)                                          1,348,423      87.17
                                                                                 -----------    --------

                                                                     Number of
Stocks (Common & Preferred) - 3.40%                                     Shares
AnnTaylor, Inc. /8/                                                      40,000           675        .04
California Energy Co., Inc. /8/                                          65,000         2,072        .13
CellNet Data Systems, Inc.,
 warrants, expire 6/15/05 /3/ /8/                                       128,000         2,816        .18
Columbia Gas System, Inc.                                                14,700           823        .05
Comcast Corp., Class A                                                   10,000           154
Comcast Corp., Class A, special stock                                    20,000           308        .03
Comunicacion Celular SA
warrants, expire 11/15/03 /8/                                            15,000            90        .01
El Paso Electric Co., Series A, preferred
 11.40% 2008 /6/                                                          6,000           690        .05
Earthwatch Inc., preferred 12.00% /3/                                   675,000         7,092        .46
Falcon Drilling Co., Inc. /8/                                            35,000           910        .06
Foodmaker, Inc. /8/                                                      30,000           300        .02
Heartland Wireless Communications, Inc.,
 warrants, expire 4/26/00 /8/                                            22,800           137        .01
Host Marriott Corp.  /8/                                                 13,896           201        .01
IntelCom Group Inc., warrants, expire 8/8/05 /2/ /8/                     42,900           691        .05
Kelley Oil & Gas Corp. convertible preferred                             70,000         1,733        .11
Kmart Corp. 7.75% convertible preferred                                  60,000         2,933        .19
MFS Communications Co., Inc. /8/                                         10,000           436        .03
Marriott International, Inc.                                             13,896           766        .05
MESA Inc. /8/                                                           275,000         1,134
MESA Inc. 8.00% convertible preferred, Series A                         276,945         1,454        .17
Nacional Financiera SNC PRIDES 11.25% 1998                               20,000           640        .04
NEXTEL Communications, Inc. warrants /3/ /8/                             21,250             0        .00
Nortel Inversora SA, Class A, preferred
 (American Depositary Receipts) /1/ /3/                               1,174,607        13,978        .90
Omnipoint Corp./3/ /8/                                                  278,001         6,477        .42
Protection One Alarm Monitoring, Inc.,
 warrants, expire 6/30/05 /8/                                            30,400           274        .02
Station Casinos, Inc. 7.00% convertible preferred                        30,000         1,582        .10
Thrifty PayLess Inc., Class B /8/                                        11,400           212        .01
Time Warner Inc. exchangeable preferred, Series K                         2,811         2,937        .19
Viacom International Inc., Class B /8/                                   30,000         1,065        .07


                                                                                 -----------    --------
Total Stocks (cost: $39,470,000)                                                       52,580       3.40
                                                                                 -----------    --------
                                                                     Principal
                                                                        Amount
                                                                         (000)
Convertible Debentures - 0.54%
Banco Nacional de Mexico, SA 11.00% 2003                                   $500           512        .03
Euro Disney S.C.A. 6.75% 2001                                             7,700         1,505        .10
Integrated Health Services, Inc. 6.00% 2003                               6,500         6,403        .41
                                                                                 -----------    --------
Total Convertible Debentures (cost:
 $7,993,000)                                                                            8,420        .54
                                                                                 -----------    --------
Short-Term Securities
Corporate Short-Term Notes - 9.51%
American Express Credit Corp.:
 5.37% due 10/11/96                                                      10,000         9,984
 5.41% due 10/25/96                                                       4,290         4,274        .92
Ciesco LP:
 5.32% due 10/9/96                                                       10,000         9,987
 5.46% due 12/2/96                                                        9,300         9,212       1.24
Hewlett-Packard Co.:
 5.45% due 10/1/96                                                        6,050         6,049
 5.34% due 12/20/96                                                      10,000         9,880       1.03
International Lease Finance Corp.:
 5.39% due 10/23/96                                                      15,000        14,948
 5.42% due 12/11/96                                                       4,500         4,452       1.26
J.C. Penney Funding Corp.:
 5.29% due 10/2/96                                                       11,200        11,197
 5.39% due 11/20/96                                                      12,300        12,206       1.51
Raytheon Co. 5.34% due 10/18/96                                          12,700        12,666        .82
SAFECO Credit Co. Inc. 5.47% due 11/6/96                                 10,000         9,944        .64
UBS Finance (Delaware) Inc. 5.85% due 10/1/96                            32,300        32,295       2.09
                                                                                 -----------    --------
Total Short-Term Securities (cost:
 $147,096,000)                                                                        147,094       9.51
                                                                                 -----------    --------
Total Investment Securities (cost:
 $1,503,286,000)                                                                    1,556,517     100.62
Excess of  payables over cash and
 receivables                                                                            9,621         .62
                                                                                 -----------    --------
Net Assets                                                                         $1,546,896     100.00%
                                                                                 ===========    ========

/1/ Purchased in a private placement transaction;
resale to the public may require registration.

/2/ Step bond; coupon rate will increase at a later date.

/3/ Valued under procedures established by the Board of Trustees.

/4/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

/5/ Coupon rate may change periodically.

/6/ Payment in kind. The issuer has the option of paying additional securities in lieu of cash.

/7/ Index-linked bond, which is a floating rate bond whose principal amount moves with a government retail price index.

/8/ Non-income-producing security.

See Notes to Financial Statements

American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1996 (dollars in thousands)
Assets:
 Investment securities
  (cost: $1,503,286)                                                               $   1,556,517
 Cash                                                                                         80
 Receivables for--
  Sales of investments                                                   $   5,519
  Sales of fund's shares                                                     7,557
  Accrued dividends and interest                                            28,538        41,614
                                                                          --------     ---------
                                                                                       1,598,211
Liabilities:
 Payables for--
  Purchases of investments                                                  43,105
  Repurchases of fund's shares                                               2,210
  Forward currency contracts                                                     4
  Dividends on fund's shares                                                 5,137
  Management services                                                          597
  Accrued expenses                                                             262        51,315
                                                                          --------     ---------
Net Assets at September 30, 1996 --
 Equivalent to $14.86 per share on
 104,126,659 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                       $   1,546,896
                                                                                        ========

Statement of Operations
for the year ended September 30, 1996
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                              $   2,300
  Interest                                                                 127,327 $      129,627
                                                                          --------
 Expenses:
  Management services fee                                                    6,481
  Distribution expenses                                                      3,079
  Transfer agent fee                                                           976
  Reports to shareholders                                                      164
  Registration statement and prospectus                                        289
  Postage, stationery and supplies                                             343
  Trustees' fees                                                                21
  Auditing and legal fees                                                       45
  Custodian fee                                                                 64
  Taxes other than federal income tax                                           20
  Other expenses                                                                18        11,500
                                                                          --------     ---------
  Net investment income                                                                  118,127
                                                                                       ---------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                         4,164
 Net unrealized appreciation
  on investments:
  Beginning of year                                                          5,775
  End of year                                                               53,227
                                                                         ---------
   Net increase in unrealized
    appreciation on investments                                                           47,452
                                                                                       ---------
  Net realized gain and unrealized
   appreciation on investments                                                            51,616
                                                                                       ---------
Net Increase in Net Assets
 Resulting from Operations                                                         $      169,743
                                                                                        ========


Statement of Changes in Net Assets
(dollars in thousands)

                                                           Year ended September 30
                                                                               1996          1995
Operations:                                                               --------     ---------
 Net investment income                                               $     118,127 $      89,824
 Net realized gain (loss) on investments                                     4,164        (7,154)
 Net increase in unrealized appreciation
  on investments                                                            47,452        36,963
                                                                          --------     ---------
  Net increase in net assets
   resulting from operations                                               169,743       119,633
                                                                          --------     ---------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                                     (118,864)      (87,231)
 Distributions from net realized
  gain on investments                                                          -          (4,494)
                                                                          --------     ---------
  Total dividends and distributions                                       (118,864)      (91,725)
                                                                          --------     ---------
Capital Share Transactions:
 Proceeds from shares sold:
  43,729,904 and 30,002,672
  shares, respectively                                                     636,739       414,416
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 5,021,604 and
  4,145,269 shares, respectively                                            73,124        56,782
 Cost of shares repurchased:
  22,319,120 and 16,228,009
  shares, respectively                                                    (324,832)     (223,033)
                                                                          --------     ---------
  Net increase in net assets
   resulting from capital share
   transactions                                                            385,031       248,165
                                                                          --------     ---------
Total Increase in Net Assets                                               435,910       276,073

Net Assets:
 Beginning of year                                                       1,110,986       834,913
                                                                          --------     ---------
 End of year (including undistributed
  net investment income: $7,102
  and $7,839, respectively)                                          $   1,546,896 $   1,110,986
                                                                          ========      ========

See Notes to Financial Statements

Notes to Financial Statements

1. American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Stocks and convertible debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

 Short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

 Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $64,000 includes $62,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of September 30, 1996, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $53,231,000, of which $65,293,000 related to appreciated securities and $12,062,000 related to depreciated securities. During the year ended September 30, 1996, the fund realized, on a tax basis, a net capital gain of $4,435,000 on securities transactions. Net gains related to non US currency transactions of $271,000 are reported as ordinary income for federal tax purposes. The fund has available at September 30, 1996 a net capital loss carryforward totaling $2,672,000 which may be used to offset capital gains realized during subsequent years through 2002 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $1,503,286,000 at September 30, 1996.

3. The fee of $6,481,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1996, distribution expenses under the Plan were $3,079,000. As of September 30, 1996, accrued and unpaid distribution expenses were $221,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $976,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,943,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1996, aggregate amounts deferred and earnings thereon were $30,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1996, accumulated net realized loss on investments was $2,943,000 and paid-in capital was $1,489,510,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $771,970,000 and $483,596,000, respectively, during the year ended September 30, 1996.

 The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund's maximum potential liability in these contracts is equal to the full contract amounts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in foreign exchange rates and securities values underlying these instruments. At September 30, 1996, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                      Contract Amount          U.S. Valuation at 9/30/96
                                      ------------------------------------------------------
                                                                               Unrealized
Non-U.S. Currency Sales Contract        Non-U.S.      U.S.         Amount     Depreciation
--------------------------------------------------------------------------------------------
French Francs expiring 11/24/96        FF5,100,000    $986,000      $990,000        $(4,000)



Per-Share
Data and Ratios                                             Year      ended   September            30
                                                 1996       1995       1994        1993         1992
                                            --------    --------   --------    --------     --------
Net Asset Value, Beginning
 of Year                                      $14.30      $13.97     $15.18      $14.58       $13.56
                                            --------    --------   --------    --------     --------
 Income from Investment
  Operations:
  Net investment income                         1.29        1.33       1.25        1.28         1.35
  Net realized and
   unrealized gain
   (loss) on investments                         .59         .39       (.99)        .74          .99
                                            --------    --------   --------    --------     --------
   Total income from
    investment operations                       1.88        1.72        .26        2.02         2.34
                                            --------    --------   --------    --------     --------
 Less Distributions:
  Dividends from net
   investment income                           (1.32)      (1.32)     (1.21)      (1.29)       (1.32)
  Distributions from net
   realized gains                                  -        (.07)      (.26)       (.13)           -
                                            --------    --------   --------    --------     --------
   Total distributions                         (1.32)      (1.39)     (1.47)      (1.42)       (1.32)
                                            --------    --------   --------    --------     --------
Net Asset Value, End of Year                  $14.86      $14.30     $13.97      $15.18       $14.58
                                            ========    ========   ========    ========     ========
Total Return*                                 13.68%      13.34%      1.60%       14.59%       18.08%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                               $1,547      $1,111       $835        $707         $438
 Ratio of expenses to average
  net assets                                    .87%        .89%       .86%         .87%         .94%
 Ratio of net income to
  average net assets                           8.90%       9.72%      8.63%        8.60%        9.58%
 Portfolio turnover rate                      39.74%      29.56%     42.03%       44.37%       58.04%


*Calculated without deducting a sales charge.
 The maximum sales charge is 4.75% of the fund's offering price.

Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

 We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the schedule of portfolio investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California
October 29, 1996

1996 TAX INFORMATION (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

 Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represents qualifying dividends.

 Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

 Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

 SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1997 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California Edison Company

DIANE C. CREEL, Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(environmental engineering)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE, Los Angeles, California
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI, Long Beach, California
Chairman of the Board,
BW/IP International, Inc. (industrial manufacturing)

OTHER OFFICERS

RICHARD T. SCHOTTE, Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

DAVID C. BARCLAY, Los Angeles, California
Vice President of the fund
Executive Vice President,
Capital Research Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group,
Capital Research and Management Company

MARY C. HALL, Los Angeles, California
Vice President and Treasurer of the fund
Senior Vice President - Fund Business
Management Group,
Capital Research and Management Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR., Los Angeles, California
Assistant Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  MNC/FS/2743
Lit. No. AHIT-011-1196

[The American Funds Group(R)]

Printed on recycled paper